Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

ORACLE REPORTS Q2 GAAP EPS UP 24% TO 53 CENTS; Q2 NON-GAAP EPS UP 18% TO 64 CENTS

New Software Licenses and Cloud Subscriptions Up 17%; Trailing Twelve Month Operating Cash Flow of $13.5 Billion

REDWOOD SHORES, Calif., December 18, 2012 — Oracle Corporation (NASDAQ: ORCL) today announced that fiscal 2013 Q2 total revenues were up 3% to $9.1 billion. New software licenses and cloud software subscriptions revenues were up 17% to $2.4 billion. Software license updates and product support revenues were up 7% to $4.3 billion. Hardware systems products revenues were $734 million. GAAP operating income was up 12% to $3.5 billion, and GAAP operating margin was 38%. Non-GAAP operating income was up 9% to $4.3 billion, and non-GAAP operating margin was 47%. GAAP net income was up 18% to $2.6 billion, while non-GAAP net income was up 12% to $3.1 billion. GAAP earnings per share were $0.53, up 24% compared to last year while non-GAAP earnings per share were up 18% to $0.64. GAAP operating cash flow on a trailing twelve-month basis was $13.5 billion.

Without the impact of the US dollar strengthening compared to foreign currencies, Oracle’s reported Q2 GAAP earnings per share would have been $0.01 higher at $0.54, up 26%, and Q2 non-GAAP earnings per share would have been $0.01 higher at $0.65, up 19%. Total revenues also would have been up 5%, and new software licenses and cloud software subscriptions revenues would have been up 18%.

“New software license sales and cloud subscriptions grew 18% in constant currency,” said Oracle President and CFO, Safra Catz. “Strong organic growth in our software business coupled with a focus on the highly profitable engineered systems segment of our hardware business enabled a Q2 non-GAAP operating margin of 47%. During the last four quarters operating cash flow was more than $13.5 billion – $10.2 billion of which was returned to our shareholders as we repurchased nearly 350 million ORCL shares during that same twelve month period.”

“Q2 performance was strong and broad based as all geographies reported double-digit revenue growth in new software license and cloud subscriptions,” said Oracle President, Mark Hurd. “Applications, middleware and database all had double-digit growth in new software license and cloud subscriptions, with applications leading the pack with growth of over 30%. Our cloud offering of HCM, CRM and ERP applications plus the Oracle database and Java platform services is the strongest and most complete in the industry. Already approaching a one billion dollar run rate, our Cloud business will become much bigger over time.”

“Sun has proven to be one of the most strategic and profitable acquisitions we have ever made,” said Oracle CEO, Larry Ellison. “Sun technology enabled Oracle to become a leader in the highly profitable engineered system segment of the hardware business. I believe that products like Exadata and the SPARC SuperCluster will not only continue to drive improved profitability in our hardware business, by the end of this fiscal year, they will also drive growth in our hardware business.”

On December 3, 2012, the Board of Directors declared an accelerated second, third and fourth quarter cash dividend totaling $0.18 per share of outstanding common stock. This accelerated dividend is intended by the Board to be in lieu of quarterly dividends Oracle would have otherwise announced with its quarterly earnings results for the second, third and fourth quarters of fiscal year 2013, and that would have been paid in calendar year 2013. This accelerated dividend will be paid to stockholders of record as of the close of business on December 14, 2012, with a payment date of December 21, 2012.

Q2 Fiscal 2013 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (913) 981-5520, Passcode: 810144. To access the live webcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. In addition, Oracle’s Q2 results and Fiscal 2013 financial tables are available on the Oracle Investor Relations website.

A replay of the conference call will also be available by dialing (719) 457-0820 or (888) 203-1112, Passcode: 4005111.

About Oracle

Oracle engineers hardware and software to work together in the cloud and in your data center. For more information about Oracle (NASDAQ: ORCL), visit www.oracle.com or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, including statements regarding our Cloud business becoming bigger over time and products like Exadata and SPARC SuperCluster driving profitability and growth in our hardware business, are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions, including the current European debt crisis, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for software license updates and product support. (3) Our hardware systems business may not be successful, and we may fail to achieve our financial forecasts with respect to this business. (4) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses and risks relating to compliance with international and U.S. laws that apply to our international operations. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions and could require us to reduce prices or cause us to lose customers. (7) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses, cloud software subscriptions, or hardware systems products, or purchase or renew support contracts. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of December 18, 2012. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q2 FISCAL 2013 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended November 30,						% Increase		% Increase (Decrease)

	2012	% of Revenues		2011	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses and cloud software subscriptions	$2,389	26%		$2,048	23%		17%		18%
Software license updates and product support	4,260	47%		3,986	46%		7%		8%

Software Revenues	6,649	73%		6,034	69%		10%		11%

Hardware systems products	734	8%		953	11%		(23%	)	(23%	)
Hardware systems support	587	7%		625	7%		(6%	)	(5%	)

Hardware Systems Revenues	1,321	15%		1,578	18%		(16%	)	(16%	)

Services Revenues	1,124	12%		1,180	13%		(5%	)	(3%	)

Total Revenues	9,094	100%		8,792	100%		3%		5%

OPERATING EXPENSES
Sales and marketing	1,773	20%		1,697	19%		4%		6%
Software license updates and product support	270	3%		298	3%		(9%	)	(8%	)
Hardware systems products	367	4%		471	5%		(22%	)	(22%	)
Hardware systems support	227	3%		258	3%		(12%	)	(11%	)
Services	930	10%		929	11%		0%		2%
Research and development	1,199	13%		1,102	13%		9%		10%
General and administrative	263	3%		277	3%		(5%	)	(3%	)
Amortization of intangible assets	584	6%		592	7%		(1%	)	(1%	)
Acquisition related and other (2)	(121)	(1%	)	5	0%		(2,432%	)	(1,991%	)
Restructuring	131	1%		52	1%		151%		152%

Total Operating Expenses	5,623	62%		5,681	65%		(1%	)	0%

OPERATING INCOME	3,471	38%		3,111	35%		12%		13%
Interest expense	(195)	(2%	)	(192)	(2%	)	2%		2%
Non-operating income, net	4	0%		41	1%		(91%	)	(90%	)

INCOME BEFORE PROVISION FOR INCOME TAXES	3,280	36%		2,960	34%		11%		13%

Provision for income taxes	699	8%		768	9%		(9%	)	(8%	)

NET INCOME	$2,581	28%		$2,192	25%		18%		20%

EARNINGS PER SHARE:
Basic	$0.54			$0.43
Diluted	$0.53			$0.43
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,792			5,041
Diluted	4,868			5,123
(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2012, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended November 30, 2012 compared with the corresponding prior year period decreased our revenues by 2 percentage points, operating expenses by 1 percentage point and operating income by 1 percentage point.

(2)	Acquisition related and other expenses for the three months ended November 30, 2012 included a net benefit of $145 million due to an acquisition related item.

ORACLE CORPORATION

Q2 FISCAL 2013 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended November 30,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2012 GAAP	Adj.	2012 Non-GAAP	2011 GAAP	Adj.	2011 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES (3) (4) (5)	$9,094	$19	$9,113	$8,792	$19	$8,811	3%		3%		5%		5%
TOTAL SOFTWARE REVENUES (3) (4)	$6,649	$16	$6,665	$6,034	$10	$6,044	10%		10%		11%		12%
New software licenses and cloud software subscriptions (3)	2,389	12	2,401	2,048	—	2,048	17%		17%		18%		18%
Software license updates and product support (4)	4,260	4	4,264	3,986	10	3,996	7%		7%		8%		8%
TOTAL HARDWARE SYSTEMS REVENUES (5)	$1,321	$3	$1,324	$1,578	$9	$1,587	(16%	)	(17%	)	(16%	)	(16%	)
Hardware systems products	734	—	734	953	—	953	(23%	)	(23%	)	(23%	)	(23%	)
Hardware systems support (5)	587	3	590	625	9	634	(6%	)	(7%	)	(5%	)	(6%	)
TOTAL OPERATING EXPENSES	$5,623	$(782)	$4,841	$5,681	$(799)	$4,882	(1%	)	(1%	)	0%		0%
Stock-based compensation (6)	188	(188)	—	150	(150)	—	26%		*		26%		*
Amortization of intangible assets (7)	584	(584)	—	592	(592)	—	(1%	)	*		(1%	)	*
Acquisition related and other	(121)	121	—	5	(5)	—	(2,432%	)	*		(1,991%	)	*
Restructuring	131	(131)	—	52	(52)	—	151%		*		152%		*
OPERATING INCOME	$3,471	$801	$4,272	$3,111	$818	$3,929	12%		9%		13%		10%
OPERATING MARGIN %	38%		47%	35%		45%	278 bp.		229 bp.		287 bp.		224 bp.
INCOME TAX EFFECTS (8)	$699	$260	$959	$768	$226	$994	(9%	)	(3%	)	(8%	)	(2%	)
NET INCOME	$2,581	$541	$3,122	$2,192	$592	$2,784	18%		12%		20%		13%
DILUTED EARNINGS PER SHARE	$0.53		$0.64	$0.43		$0.54	24%		18%		26%		19%
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,868	—	4,868	5,123	—	5,123	(5%	)	(5%	)	(5%	)	(5%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2012, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of November 30, 2012, approximately $5 million in estimated revenues related to assumed cloud software subscriptions contracts will not be recognized for the remainder of fiscal 2013 due to business combination accounting rules.

(4)	As of November 30, 2012, approximately $5 million and $2 million in estimated revenues related to assumed software support contracts will not be recognized for the remainder of fiscal 2013 and fiscal 2014, respectively, due to business combination accounting rules.

(5)	As of November 30, 2012, approximately $5 million and $2 million in estimated revenues related to hardware systems support contracts will not be recognized for the remainder of fiscal 2013 and fiscal 2014, respectively, due to business combination accounting rules.

(6)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended November 30, 2012			Three Months Ended November 30, 2011
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$43	$(43)	$—	$29	$(29)	$—
Software license updates and product support	5	(5)	—	5	(5)	—
Hardware systems products	1	(1)	—	—	—	—
Hardware systems support	1	(1)	—	2	(2)	—
Services	8	(8)	—	6	(6)	—
Research and development	89	(89)	—	68	(68)	—
General and administrative	41	(41)	—	40	(40)	—

Subtotal	188	(188)	—	150	(150)	—

Acquisition related and other	4	(4)	—	2	(2)	—

Total stock-based compensation	$192	$(192)	$—	$152	$(152)	$—

(7)	Estimated future annual amortization expense related to intangible assets as of November 30, 2012 was as follows:

Remainder of Fiscal 2013	$1,140
Fiscal 2014	1,972
Fiscal 2015	1,522
Fiscal 2016	967
Fiscal 2017	408
Fiscal 2018	284
Thereafter	569

Total intangible assets subject to amortization	6,862
In-process research and development	11

Total intangible assets, net	$6,873

(8)	Income tax effects were calculated reflecting an effective GAAP tax rate of 21.3% and 25.9% in the second quarter of fiscal 2013 and 2012, respectively, and an effective non-GAAP tax rate of 23.5% and 26.3% in the second quarter of fiscal 2013 and 2012, respectively. The difference between our GAAP and non-GAAP tax rates in the second quarter of fiscal 2013 was primarily due to the net tax effects of acquisition related items, including the tax effect of amortization of intangible assets. The difference between our GAAP and non-GAAP tax rates in the second quarter of fiscal 2012 was primarily due to differences in jurisdictional tax rates and the related tax benefits attributable to our restructuring expenses.

*	Not meaningful

ORACLE CORPORATION

Q2 FISCAL 2013 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Six Months Ended November 30,						% Increase		% Increase (Decrease)
	2012	% of Revenues		2011	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses and cloud software subscriptions	$3,963	23%		$3,546	21%		12%		14%
Software license updates and product support	8,400	49%		8,008	46%		5%		8%

Software Revenues	12,363	72%		11,554	67%		7%		10%

Hardware systems products	1,513	9%		1,981	12%		(24%	)	(22%	)
Hardware systems support	1,161	6%		1,271	7%		(9%	)	(6%	)

Hardware Systems Revenues	2,674	15%		3,252	19%		(18%	)	(15%	)

Services Revenues	2,238	13%		2,360	14%		(5%	)	(2%	)

Total Revenues	17,275	100%		17,166	100%		1%		4%

OPERATING EXPENSES
Sales and marketing	3,319	19%		3,327	19%		0%		3%
Software license updates and product support	553	3%		594	3%		(7%	)	(4%	)
Hardware systems products	751	4%		943	6%		(20%	)	(18%	)
Hardware systems support	451	3%		541	3%		(17%	)	(14%	)
Services	1,814	10%		1,865	11%		(3%	)	1%
Research and development	2,400	14%		2,152	13%		11%		13%
General and administrative	538	3%		587	3%		(8%	)	(6%	)
Amortization of intangible assets	1,203	7%		1,184	7%		2%		2%
Acquisition related and other (2)	(380)	(2%	)	25	0%		(1,647%	)	(1,696%	)
Restructuring	276	2%		154	1%		80%		91%

Total Operating Expenses	10,925	63%		11,372	66%		(4%	)	(1%	)

OPERATING INCOME	6,350	37%		5,794	34%		10%		14%
Interest expense	(382)	(2%	)	(384)	(2%	)	0%		0%
Non-operating income, net	14	0%		21	0%		(29%	)	(2%	)

INCOME BEFORE PROVISION FOR INCOME TAXES	5,982	35%		5,431	32%		10%		15%

Provision for income taxes	1,367	8%		1,399	9%		(2%	)	2%

NET INCOME	$4,615	27%		$4,032	23%		14%		19%

EARNINGS PER SHARE:
Basic	$0.96			$0.80
Diluted	$0.94			$0.78
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,829			5,052
Diluted	4,904			5,137
(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2012, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the six months ended November 30, 2012 compared with the corresponding prior year period decreased our revenues by 3 percentage points, operating expenses by 3 percentage points and operating income by 4 percentage points.

(2)	Acquisition related and other expenses for the six months ended November 30, 2012 included a benefit of $306 million related to certain litigation and a net benefit of $129 million due to an acquisition related item.

ORACLE CORPORATION

Q2 FISCAL 2013 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Six Months Ended November 30,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2012 GAAP	Adj.	2012 Non-GAAP	2011 GAAP	Adj.	2011 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES (3) (4) (5)	$17,275	$47	$17,322	$17,166	$43	$17,209	1%		1%		4%		4%
TOTAL SOFTWARE REVENUES (3) (4)	$12,363	$39	$12,402	$11,554	$24	$11,578	7%		7%		10%		10%
New software licenses and cloud software subscriptions (3)	3,963	31	3,994	3,546	—	3,546	12%		13%		14%		15%
Software license updates and product support (4)	8,400	8	8,408	8,008	24	8,032	5%		5%		8%		8%
TOTAL HARDWARE SYSTEMS REVENUES (5)	$2,674	$8	$2,682	$3,252	$19	$3,271	(18%	)	(18%	)	(15%	)	(16%	)
Hardware systems products	1,513	—	1,513	1,981	—	1,981	(24%	)	(24%	)	(22%	)	(22%	)
Hardware systems support (5)	1,161	8	1,169	1,271	19	1,290	(9%	)	(9%	)	(6%	)	(7%	)
TOTAL OPERATING EXPENSES	$10,925	$(1,464)	$9,461	$11,372	$(1,658)	$9,714	(4%	)	(3%	)	(1%	)	0%
Stock-based compensation (6)	365	(365)	—	295	(295)	—	23%		*		23%		*
Amortization of intangible assets (7)	1,203	(1,203)	—	1,184	(1,184)	—	2%		*		2%		*
Acquisition related and other	(380)	380	—	25	(25)	—	(1,647%	)	*		(1,696%	)	*
Restructuring	276	(276)	—	154	(154)	—	80%		*		91%		*
OPERATING INCOME	$6,350	$1,511	$7,861	$5,794	$1,701	$7,495	10%		5%		14%		8%
OPERATING MARGIN %	37%		45%	34%		44%	301 bp.		183 bp.		331 bp.		187 bp.
INCOME TAX EFFECTS (8)	$1,367	$390	$1,757	$1,399	$483	$1,882	(2%	)	(7%	)	2%		(3%	)
NET INCOME	$4,615	$1,121	$5,736	$4,032	$1,218	$5,250	14%		9%		19%		13%
DILUTED EARNINGS PER SHARE	$0.94		$1.17	$0.78		$1.02	20%		14%		25%		18%
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,904	—	4,904	5,137	—	5,137	(5%	)	(5%	)	(5%	)	(5%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2012, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of November 30, 2012, approximately $5 million in estimated revenues related to assumed cloud software subscriptions contracts will not be recognized for the remainder of fiscal 2013 due to business combination accounting rules.

(4)	As of November 30, 2012, approximately $5 million and $2 million in estimated revenues related to assumed software support contracts will not be recognized for the remainder of fiscal 2013 and fiscal 2014, respectively, due to business combination accounting rules.

(5)	As of November 30, 2012, approximately $5 million and $2 million in estimated revenues related to hardware systems support contracts will not be recognized for the remainder of fiscal 2013 and fiscal 2014, respectively, due to business combination accounting rules.

(6)	Stock-based compensation was included in the following GAAP operating expense categories:

	Six Months Ended November 30, 2012			Six Months Ended November 30, 2011
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Sales and marketing	$81	$(81)	$—	$55	$(55)	$—
Software license updates and product support	10	(10)	—	8	(8)	—
Hardware systems products	1	(1)	—	1	(1)	—
Hardware systems support	2	(2)	—	3	(3)	—
Services	17	(17)	—	10	(10)	—
Research and development	172	(172)	—	139	(139)	—
General and administrative	82	(82)	—	79	(79)	—

Subtotal	365	(365)	—	295	(295)	—

Acquisition related and other	21	(21)	—	3	(3)	—

Total stock-based compensation	$386	$(386)	$—	$298	$(298)	$—

(7)	Estimated future annual amortization expense related to intangible assets as of November 30, 2012 was as follows:

Remainder of Fiscal 2013	$1,140
Fiscal 2014	1,972
Fiscal 2015	1,522
Fiscal 2016	967
Fiscal 2017	408
Fiscal 2018	284
Thereafter	569

Total intangible assets subject to amortization	6,862
In-process research and development	11

Total intangible assets, net	$6,873

(8)	Income tax effects were calculated reflecting an effective GAAP tax rate of 22.9% and 25.8% in the first half of fiscal 2013 and 2012, respectively, and an effective non-GAAP tax rate of 23.5% and 26.4% in the first half of fiscal 2013 and 2012, respectively. The differences between our GAAP and non-GAAP tax rates in the first half of fiscal 2013 were primarily due to the net tax effects of acquisition related items, including the tax effect of amortization of intangible assets, partially offset by the disproportionate tax rate impact of certain discrete items for the period. The difference between our GAAP and non-GAAP tax rates in the first half of fiscal 2012 was primarily due to income tax effects related to our acquired tax exposures and the differences in jurisdictional tax rates and the related tax benefits attributable to our restructuring expenses.

*	Not meaningful

ORACLE CORPORATION

Q2 FISCAL 2013 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	November 30, 2012	May 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$15,912	$14,955
Marketable securities	17,783	15,721
Trade receivables, net	4,401	6,377
Inventories	164	158
Deferred tax assets	893	877
Prepaid expenses and other current assets	1,976	1,935

Total Current Assets	41,129	40,023
Non-Current Assets:
Property, plant and equipment, net	3,093	3,021
Intangible assets, net	6,873	7,899
Goodwill	25,458	25,119
Deferred tax assets	782	595
Other assets	2,322	1,670

Total Non-Current Assets	38,528	38,304

TOTAL ASSETS	$79,657	$78,327

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable, current and other current borrowings	$1,250	$2,950
Accounts payable	372	438
Accrued compensation and related benefits	1,546	2,002
Deferred revenues	6,504	7,035
Other current liabilities	2,675	2,963

Total Current Liabilities	12,347	15,388
Non-Current Liabilities:
Notes payable and other non-current borrowings	18,507	13,524
Income taxes payable	3,906	3,759
Other non-current liabilities	1,487	1,569

Total Non-Current Liabilities	23,900	18,852
Equity	43,410	44,087

TOTAL LIABILITIES AND EQUITY	$79,657	$78,327

ORACLE CORPORATION

Q2 FISCAL 2013 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Six Months Ended November 30,
	2012	2011
Cash Flows From Operating Activities:
Net income	$4,615	$4,032
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	261	226
Amortization of intangible assets	1,203	1,184
Deferred income taxes	(40)	(137)
Stock-based compensation	386	298
Tax benefits on the exercise of stock options and vesting of restricted stock-based awards	179	94
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	(95)	(53)
Other, net	80	53
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	2,038	2,128
Decrease in inventories	—	93
(Increase) decrease in prepaid expenses and other assets	(213)	424
Decrease in accounts payable and other liabilities	(790)	(1,306)
(Decrease) increase in income taxes payable	(559)	184
Decrease in deferred revenues	(599)	(544)

Net cash provided by operating activities	6,466	6,676

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(17,314)	(21,422)
Proceeds from maturities and sales of marketable securities and other investments	15,263	16,335
Acquisitions, net of cash acquired	(660)	(571)
Capital expenditures	(351)	(289)

Net cash used for investing activities	(3,062)	(5,947)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(6,072)	(1,798)
Proceeds from issuances of common stock	752	434
Payments of dividends to stockholders	(583)	(607)
Proceeds from borrowings, net of issuance costs	4,974	—
Repayments of borrowings	(1,700)	(1,150)
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	95	53
Distributions to noncontrolling interests	(31)	(163)

Net cash used for financing activities	(2,565)	(3,231)

Effect of exchange rate changes on cash and cash equivalents	118	(375)

Net increase (decrease) in cash and cash equivalents	957	(2,877)

Cash and cash equivalents at beginning of period	14,955	16,163

Cash and cash equivalents at end of period	$15,912	$13,286

ORACLE CORPORATION

Q2 FISCAL 2013 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2012				Fiscal 2013
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
GAAP Operating Cash Flow	$12,818	$13,129	$13,463	$13,743	$13,993	$13,533
Capital Expenditures (2)	(492)	(500)	(509)	(648)	(627)	(710)

Free Cash Flow	$12,326	$12,629	$12,954	$13,095	$13,366	$12,823

% Growth over prior year	46%	45%	36%	22%	8%	2%
GAAP Net Income	$9,035	$9,356	$9,738	$9,981	$10,175	$10,564
Free Cash Flow as a % of Net Income	136%	135%	133%	131%	131%	121%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Represents capital expenditures as reported in cash flows from investing activities on our cash flow statements presented in accordance with GAAP.

ORACLE CORPORATION

Q2 FISCAL 2013 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2012										Fiscal 2013
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3	Q4	TOTAL
REVENUES
New software licenses and cloud software subscriptions	$1,498		$2,048		$2,374		$3,985		$9,906		$1,574		$2,389				$3,963
Software license updates and product support	4,022		3,986		4,051		4,152		16,210		4,140		4,260				8,400

Software Revenues	5,520		6,034		6,425		8,137		26,116		5,714		6,649				12,363
Hardware systems products	1,029		953		869		977		3,827		779		734				1,513
Hardware systems support	645		625		604		600		2,475		574		587				1,161

Hardware Systems Revenues	1,674		1,578		1,473		1,577		6,302		1,353		1,321				2,674
Services Revenues	1,180		1,180		1,141		1,202		4,703		1,114		1,124				2,238

Total Revenues	$8,374		$8,792		$9,039		$10,916		$37,121		$8,181		$9,094				$17,275

AS REPORTED REVENUE GROWTH RATES
New software licenses and cloud software subscriptions	17%		2%		7%		7%		7%		5%		17%				12%
Software license updates and product support	17%		9%		8%		5%		10%		3%		7%				5%
Software Revenues	17%		7%		8%		6%		9%		4%		10%				7%
Hardware systems products	(5%	)	(14%	)	(16%	)	(16%	)	(13%	)	(24%	)	(23%	)			(24%	)
Hardware systems support	4%		(2%	)	(4%	)	(11%	)	(3%	)	(11%	)	(6%	)			(9%	)
Hardware Systems Revenues	(1%	)	(10%	)	(11%	)	(14%	)	(9%	)	(19%	)	(16%	)			(18%	)
Services Revenues	10%		0%		0%		(4%	)	1%		(6%	)	(5%	)			(5%	)
Total Revenues	12%		2%		3%		1%		4%		(2%	)	3%				1%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses and cloud software subscriptions	11%		3%		8%		11%		8%		10%		18%				14%
Software license updates and product support	10%		9%		9%		8%		9%		8%		8%				8%
Software Revenues	11%		7%		9%		10%		9%		9%		11%				10%
Hardware systems products	(11%	)	(14%	)	(16%	)	(13%	)	(14%	)	(21%	)	(23%	)			(22%	)
Hardware systems support	(3%	)	(3%	)	(3%	)	(7%	)	(4%	)	(6%	)	(5%	)			(6%	)
Hardware Systems Revenues	(8%	)	(10%	)	(11%	)	(11%	)	(10%	)	(15%	)	(16%	)			(15%	)
Services Revenues	5%		0%		1%		0%		1%		0%		(3%	)			(2%	)
Total Revenues	5%		2%		4%		5%		4%		3%		5%				4%

GEOGRAPHIC REVENUES
REVENUES
Americas	$4,226		$4,532		$4,707		$5,771		$19,236		$4,324		$4,787				$9,111
Europe, Middle East & Africa	2,704		2,756		2,787		3,314		11,561		2,383		2,701				5,084
Asia Pacific	1,444		1,504		1,545		1,831		6,324		1,474		1,606				3,080

Total Revenues	$8,374		$8,792		$9,039		$10,916		$37,121		$8,181		$9,094				$17,275

HEADCOUNT
GEOGRAPHIC AREA
Americas	46,338		46,672		47,884		48,901				49,145		49,584
Europe, Middle East & Africa	22,210		22,725		22,852		22,957				22,584		22,594
Asia Pacific	40,840		41,901		42,908		43,308				44,170		45,051

Total Company	109,388		111,298		113,644		115,166				115,899		117,229

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2012 and 2011 for the fiscal 2013 and fiscal 2012 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q2 FISCAL 2013 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2012										Fiscal 2013
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3	Q4	TOTAL
AMERICAS
New software licenses and cloud software subscriptions	$727		$1,027		$1,228		$2,126		$5,107		$814		$1,253				$2,066

Hardware systems products	$475		$496		$410		$498		$1,880		$380		$370				$750

AS REPORTED GROWTH RATES
New software licenses and cloud software subscriptions	10%		0%		11%		14%		10%		12%		22%				18%
Hardware systems products	(12%	)	(17%	)	(19%	)	(17%	)	(16%	)	(20%	)	(25%	)			(23%	)
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses and cloud software subscriptions	9%		1%		11%		16%		11%		14%		22%				19%
Hardware systems products	(13%	)	(17%	)	(18%	)	(16%	)	(16%	)	(19%	)	(25%	)			(22%	)

EUROPE / MIDDLE EAST / AFRICA
New software licenses and cloud software subscriptions	$440		$584		$693		$1,166		$2,884		$403		$641				$1,044

Hardware systems products	$344		$272		$265		$260		$1,140		$214		$198				$413

AS REPORTED GROWTH RATES
New software licenses and cloud software subscriptions	25%		2%		(1%	)	(5%	)	1%		(8%	)	10%				2%
Hardware systems products	2%		(17%	)	(20%	)	(24%	)	(15%	)	(38%	)	(27%	)			(33%	)
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses and cloud software subscriptions	15%		3%		1%		2%		4%		1%		12%				8%
Hardware systems products	(11%	)	(17%	)	(18%	)	(18%	)	(16%	)	(30%	)	(25%	)			(28%	)

ASIA PACIFIC
New software licenses and cloud software subscriptions	$331		$437		$453		$693		$1,915		$357		$495				$853

Hardware systems products	$210		$185		$194		$219		$807		$185		$166				$350

AS REPORTED GROWTH RATES
New software licenses and cloud software subscriptions	20%		11%		13%		8%		12%		8%		13%				11%
Hardware systems products	6%		2%		(3%	)	1%		1%		(12%	)	(10%	)			(11%	)
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses and cloud software subscriptions	9%		8%		11%		13%		11%		12%		13%				13%
Hardware systems products	(5%	)	(1%	)	(6%	)	1%		(3%	)	(10%	)	(12%	)			(11%	)

TOTAL COMPANY
New software licenses and cloud software subscriptions	$1,498		$2,048		$2,374		$3,985		$9,906		$1,574		$2,389				$3,963

Hardware systems products	$1,029		$953		$869		$977		$3,827		$779		$734				$1,513

AS REPORTED GROWTH RATES
New software licenses and cloud software subscriptions	17%		2%		7%		7%		7%		5%		17%				12%
Hardware systems products	(5%	)	(14%	)	(16%	)	(16%	)	(13%	)	(24%	)	(23%	)			(24%	)
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses and cloud software subscriptions	11%		3%		8%		11%		8%		10%		18%				14%
Hardware systems products	(11%	)	(14%	)	(16%	)	(13%	)	(14%	)	(21%	)	(23%	)			(22%	)

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2012 and 2011 for the fiscal 2013 and fiscal 2012 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

APPENDIX A

ORACLE CORPORATION

Q2 FISCAL 2013 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•

New software licenses and cloud software subscriptions, software license updates and product support and hardware systems support deferred revenues: Business combination accounting rules require us to account for the fair values of cloud software subscriptions contracts, software license updates and product support contracts and hardware systems support contracts assumed in connection with our acquisitions. Because these contracts are generally one year in duration, our GAAP revenues generally for the one year period subsequent to our acquisition of a business do not reflect the full amount of revenues on these assumed cloud software subscriptions contracts and support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our new software licenses and cloud software subscriptions revenues, software license updates and product support revenues and hardware systems support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new cloud software subscriptions and hardware systems support contracts; however, we cannot be certain that our customers will renew our cloud software subscriptions contracts, software license updates and product support contracts or our hardware systems support contracts.

•

Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•

Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments including adjustments after the measurement period has ended and changes in fair value of contingent consideration payable, and certain other operating expenses, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.